UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2024

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 17, 2024, Avangrid, Inc., a New York corporation (“Avangrid”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Iberdrola, S.A., a corporation organized under the laws of Spain (“Parent”), and Arizona Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Avangrid (the “Merger”), with Avangrid continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

The Unaffiliated Committee of the board of directors of Avangrid, comprised solely of independent and disinterested directors (the “Special Committee”), unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Shareholders (as defined in the Merger Agreement) and unanimously recommended that the board of directors of Avangrid approve and recommend the same for adoption by the shareholders of Avangrid. Upon the recommendation of the Special Committee, the board of directors of Avangrid unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and directed that the Merger Agreement be submitted to the shareholders of Avangrid for their adoption.

Pursuant to the terms of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), as a result of the Merger, each share of common stock of Avangrid (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent and shares of Common Stock owned by Avangrid or any direct or indirect wholly-owned subsidiary of Avangrid, and in each case not held on behalf of third parties) will be converted into the right to receive $35.75 per share of Common Stock in cash (the “Per Share Merger Consideration”), without interest. At the Effective Time, all of the shares of Common Stock will be cancelled and will cease to exist. In addition, under the terms of the Merger Agreement, Avangrid will continue paying regular quarterly cash dividends not to exceed $0.440 per share through the closing of the Merger, including a pro-rated dividend for any partial quarter prior to the closing of the Merger.

Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, each phantom stock and performance-based restricted stock unit award granted under the Company’s equity compensation plans will be cancelled in exchange for a comparable cash-settled award. Such cash-settled awards will be subject to the same time- and, as applicable, performance-based vesting schedule, payment timing and terms regarding treatment upon termination of employment, as applied to the original awards; provided, that, with respect to performance-based restricted stock unit awards for which the applicable performance period has not ended prior to the Effective Time, certain performance metrics will be adjusted to reflect the occurrence of the Merger.

The consummation of the Merger is subject to customary closing conditions, including, among others, the following conditions to the obligations of the parties: (i) the adoption of the Merger Agreement by the affirmative vote of (a) the holders of a majority of all outstanding shares of Common Stock; (b) the holders of a majority of all outstanding shares of Common Stock held by the Company’s shareholders other than Parent, its subsidiaries, and their controlled affiliates; and (c) the holders of a majority of all outstanding shares of Common Stock other than Parent, Merger Sub, their affiliates, any members of the board of Avangrid who are employees of Parent or its affiliates, any officer of Avangrid and any family members, affiliates or associates of the foregoing (clauses (a) through (c), collectively, the “Company Shareholder Approval”); (ii) the approval of the Federal Energy Regulatory Commission, the Maine Public Utilities Commission and the New York Public Service Commission; (iii) the Merger having not been restrained, enjoined, made illegal or otherwise prohibited by any applicable law or any order, judgment, injunction, award, decree or ruling (whether temporary, preliminary or final) of any governmental authority; (iv) the truth and correctness of the other party’s representations and warranties in the Merger Agreement, subject in certain cases to a materiality or material adverse effect standard; and (v) performance, in all material respects, of the other party’s obligations in the Merger Agreement required to be performed at or prior to the consummation of the Merger. In addition, the consummation of the Merger is subject to the following closing condition to the obligations of Parent and Merger Sub: the absence of a “Company Material Adverse Effect” (as defined in the Merger Agreement) with respect to Avangrid and its subsidiaries, taken as a whole.

Avangrid has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in the ordinary course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time; (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Parent; (iii) to convene and hold a meeting of its shareholders for the purpose of obtaining the Company Shareholder Approval; and (iv) subject to certain exceptions, make and not withdraw or materially and adversely modify the recommendation of the board of directors of Avangrid and include such recommendation in its proxy statement for the foregoing shareholders’ meeting that its shareholders vote for the adoption of the Merger Agreement.

Avangrid has agreed, in each case subject to the fulfillment of certain fiduciary obligations of the board of directors of Avangrid, (i) to cease any existing solicitations, discussions or negotiations with or providing non-public information to third parties regarding other acquisition proposals or any alternative business combination transactions to the Merger or any inquiry, proposal, discussion, offer or request that would reasonably be expected to result in an acquisition proposal or any alternative business combination transactions to the Merger, (ii) not to solicit, initiate, knowingly encourage or knowingly facilitate the submission of any other acquisition proposal or any inquiry, proposal or any alternative business combination transactions to the Merger, discussion, offer or request that would reasonably be expected to result in an acquisition proposal or any alternative business combination transactions to the Merger, (iii) not to enter into, continue or otherwise participate in any discussions or negotiations with any third parties regarding other acquisition proposals or any alternative business combination transactions to the Merger or any inquiry, proposal, discussion, offer or request that would reasonably be expected to lead to an acquisition proposal or any alternative business combination transactions to the Merger, and (iv) to certain other restrictions on its ability to respond to such proposals. However, subject to the satisfaction of certain conditions, Avangrid and the board of directors (upon the recommendation of the Special Committee) and/or Special Committee, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the recommendation of the board of directors of Avangrid following receipt of a “Superior Proposal” (as defined in the Merger Agreement) or after an “Intervening Event” (as defined in the Merger Agreement) if the Special Committee has determined in good faith, after consultation with its outside financial advisor and legal counsel, that the failure to effect a change of recommendation would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights for Avangrid and Parent. In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before June 30, 2025, subject to one three-month extension, exercisable by either Parent or Avangrid, in the event that all conditions to Closing have been satisfied except for those related to the approval of the Federal Energy Regulatory Commission and certain state utility commissions.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Avangrid in its public reports filed with the Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Avangrid, Parent, Merger Sub or their respective affiliates.

The Merger Agreement includes customary representations, warranties and covenants of Avangrid, Parent and Merger Sub made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, in accordance with and subject to the terms of the Merger Agreement. The assertions embodied in those representations and warranties were made for the principal purpose of establishing the circumstances in which the parties to the Merger Agreement may have the right not to consummate the transactions contemplated thereby (based on the closing conditions therein that relate to the accuracy of such representations and warranties), rather than establishing matters as facts, and the representations, warranties and covenants set forth in the Merger Agreement (i) may be subject to important qualifications and limitations agreed to by Avangrid, Parent and Merger Sub in connection with the negotiated terms thereof and (ii) are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Avangrid’s SEC filings or may have been used for purposes of allocating risk among Avangrid, Parent and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Avangrid, Parent and Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants do not purport to be accurate as of the date of filing of this Form 8-K and may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Avangrid. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Avangrid, Parent and Merger Sub and their respective subsidiaries, affiliates and businesses that the respective companies include in reports, statements and other filings they may make with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On May 17, 2024, Avangrid issued a press release announcing entry into the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 17, 2024, by and among Avangrid, Inc., Iberdrola S.A. and Arizona Merger Sub, Inc. (filed herewith)*

99.1	Press release of Avangrid, Inc., dated May 17, 2024

104	Cover Page Interactive Data File

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Avangrid and Parent. In connection with the proposed transaction, Avangrid intends to file with the Securities and Exchange Commission (“SEC”) and furnish to shareholders a proxy statement and Avangrid and Parent intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). This communication is not a substitute for the proxy statement, Schedule 13E-3 or any other document that Avangrid may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF AVANGRID ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT AVANGRID AND THE PROPOSED TRANSACTION. The materials to be filed by Avangrid will be made available to Avangrid’s investors and shareholders at no expense to them and copies may be obtained free of charge on Avangrid’s website at www.avangrid.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Avangrid and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Avangrid shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of Avangrid’s executive officers and directors in the solicitation by reading Avangrid’s proxy statement for its 2023 annual meeting of shareholders (the “2023 Annual Meeting Proxy Statement”), the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended by the Form 10-K/A filed on April 26, 2024, and the proxy statement, Schedule 13E-3 and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the 2023 Annual Meeting Proxy Statement, such information has been or will be reflected on Avangrid’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Information concerning the interests of Avangrid’s participants in the solicitation, which may, in some cases, be different than those of the Avangrid’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

Certain statements in this report may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and Parent, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. Avangrid’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see Avangrid’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings and the information filed on Avangrid’s Forms 8-K with the SEC as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed transaction with Parent, including, but not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required shareholder, governmental and regulatory approvals of the proposed transaction that could reduce the anticipated benefits of, or cause the parties to abandon, the transaction, risks that an event, change or other circumstance could give rise to the termination of the Merger Agreement, risks that competing offers or acquisition proposals for Avangrid could be made, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avangrid to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, and litigation or administrative proceedings that may arise in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Avangrid does not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in Avangrid’s reports filed with the SEC and we encourage you to consult such disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

Dated: May 17, 2024	By:	/s/ R. Scott Mahoney
R. Scott Mahoney
Senior Vice President – General Counsel and Corporate Secretary